EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Magnetek, Inc. (the “Company”) on Form 10-K for the period ending July 2, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Thomas G. Boren, Chief Executive Officer of the Company, and David P. Reiland, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas G. Boren
Thomas G. Boren
Chief Executive Officer
/s/ David P. Reiland
David P. Reiland
Executive Vice President and
Chief Financial Officer

Date: September 29, 2006